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                                 Exhibit 10-86
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                            ASSIGNMENT OF CARL'S JR.
                         RESTAURANT FRANCHISE AGREEMENT

                                   ASSIGNMENT

         For value received, Carl Leo Karcher ("Franchisee"), hereby assigns all right, title and interest under the certain CARL'S JR. RESTAURANT FRANCHISE AGREEMENT (Agreement) for restaurant located at Hwy. 111 and Washington, La Quinta, California, between Franchisee and CARL KARCHER ENTERPRISES, INC. (CKE), to CLK, Inc. (Assignee).

Dated:    April 7   , 1993
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/s/  Carl L. Karcher
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Carl Leo Karcher

                                   ACCEPTANCE

         CLK, Inc., Assignee under the foregoing assignment of Franchisee's interest hereby accepts the foregoing assignment of Franchisee's interest and hereby assumes all obligations and liabilities of Franchisee and agrees to perform under the terms and conditions of said Agreement.

Dated:    April 7   , 1993
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CLK, Inc.

/s/  Carl L. Karcher
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By   Carl Leo Karcher President

                             CONSENT TO ASSIGNMENT

         CKE, as Franchisor in the foregoing Agreement, without releasing Franchisee named in said Agreement, hereby consents to such assignment, without, however, waiving the restrictions, if any, contained in said Agreement with respect to future assignments thereunder.

Dated:    April 27   , 1993
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CARL KARCHER ENTERPRISES, INC.
a California corporation


/s/  Rory J. Murphy                       /s/  Richard C. Celio
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By Rory J. Murphy,                        By Richard C. Celio, Vice President
Senior Vice President Operations          General Counsel
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                                    RELEASE

         In consideration of the Franchisor's approval of the assignment of the
CARL'S JR. RESTAURANT FRANCHISE AGREEMENT dated   April 7  , 1993, (Agreement)
for Carl's Jr. Restaurant #7085 located at Hwy. 111 and Washington, La Quinta, CA, between CARL KARCHER ENTERPRISES, (CKE) and Carl Leo Karcher (Franchisee), to CLK, Inc., undersigned for himself, his heirs, executors, administrators and assigns does hereby fully release CKE and its subsidiaries and affiliates, and their respective officers, directors, agents, shareholders and employees in their individual and corporate capacities, of any and all claims arising under federal, state and local laws, rules and ordinances, excluding only such claims as Franchisee may have that have arisen under the California Franchise Investment Law or the California Franchise Relations Act.

         Each of the undersigned represents, warrants and certifies that, in signing this Release, each does so with full knowledge of any and all rights which each may have, and does not rely and has not relied upon any representations or statements of CKE or anyone else, except his own attorney, and each hereby assumes the risk of any mistake of fact in connection with the true facts which may be unknown. Each of the undersigned further represents, warrants and certifies that each has consulted with and secured independent legal advice and consultation in connection with this Release and any rights which each may be relinquishing.

         It is expressly agreed that any and all rights granted under Section 1542 of the California Civil Code area hereby expressly waived. Such statute reads as follows:

         "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

         Each of the undersigned has read and understands the foregoing.

         Executed on   April 7   , 1993, at    Palm Desert   .
                     ------------           -----------------

/s/  Carl L. Karcher
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Carl Leo Karcher
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                              CONTINUING GUARANTY

         That Carl Leo Karcher, (Franchisee) entered into a CARL'S JR. RESTAURANT FRANCHISE AGREEMENT (Agreement) for a restaurant located at Hwy. 111 and Washington, La Quinta, California with CARL KARCHER ENTERPRISES, INC.
(CKE).

                                    RECITALS

         A. Each of the undersigned Franchisees has executed an Agreement under which the Franchisees have acquired the right to operate one restaurant as a Carl's Jr. Restaurant.

         B. Each of the Franchisees has requested written consent from CKE to assign its right under the Agreement to CLK, Inc. (Assignee).

         THEREFORE, for valuable consideration, the receipt of which is hereby acknowledged, the undersigned (Guarantors) agree as follows:

         1. Guarantors, jointly and severally, unconditionally guarantee the performance by Assignee of all obligations, including any payments of fees as required pursuant to the terms of the Agreement. Guarantors also, jointly and severally, unconditionally guarantee the performance of all related agreements and leases assigned or subleased by CKE to Assignee.

         2. Guarantors shall pay any costs and expenses incurred, including reasonable attorneys fees, incurred by CKE in the enforcement of this Guaranty.

         3. The obligations hereunder are joint and several, and independent of the obligations of Assignee, and a separate action or actions may be brought and prosecuted against Guarantors whether action is brought against Assignee or whether Assignee be joined in any such action or actions; and Guarantors waive the benefit of any Statute of Limitation affecting their liability hereunder or the enforcement thereof.

         4. Guarantors waive any right to require CKE to: (a) proceed against Assignee; (b) proceed against or exhaust any security held by Assignee; or (c) pursue any other remedy in CKE's power whatsoever. Guarantors waive any defense arising by reason of any disability or other defense of Assignee or by reason of the cessation from any cause whatsoever of the liability of Assignee. Guarantors waive all presentments, demands for performance, notices of nonperformance, protests, notices of protests, notices of dishonor, and notices of acceptance of this Guaranty.
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         5.      This shall be a continuing guaranty, and shall by subject to all the terms and conditions of the Agreement executed by Guarantors and CKE.

         IN WITNESS WHEREOF, the undersigned Guarantors have executed this
Guaranty on    April 7   , 1993.
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/s/  Carl L. Karcher
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Carl Leo Karcher